                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          November 14, 2001
                                                -------------------------------


                              CARMIKE CINEMAS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      DELAWARE                         1-11604                  58-1469127
--------------------------------------------------------------------------------
      (State or other                (Commission               (IRS Employer
      jurisdiction of                File Number)            Identification No.)
      incorporation)



    1301 FIRST AVENUE, COLUMBUS, GEORGIA                             31901
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code          (706) 576-3400
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         As previously reported, on August 8, 2000, Carmike Cinemas, Inc. and its subsidiaries Eastwynn Theatres, Inc., Wooden Nickel Pub, Inc. and Military Services, Inc. (collectively, the "Debtors") filed voluntary petitions for relief under chapter 11 (the "Chapter 11 Cases") of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Chapter 11 Cases are being jointly administered for procedural purposes only. Since the commencement of the Chapter 11 Cases, the Debtors have been operating their businesses as debtors-in-possession pursuant to the Bankruptcy Code.

         Also as previously reported on September 28, 2001, the Debtors filed with the Bankruptcy Court a proposed Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and a proposed Debtors' Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code. The proposed Debtors' Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code was attached as
Exhibit 99 to Carmike's Current Report on Form 8-K filed on October 3, 2001.

         On November 14, 2001, the Debtors filed the proposed Debtors' Amended and Restated Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Proposed Plan of Reorganization") and the proposed Debtors' Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code (the "Proposed Disclosure Statement"). A copy of the Proposed Plan of Reorganization is attached hereto as Exhibit 99 and is incorporated herein by reference. The Proposed Disclosure Statement is not being filed with or incorporated into this Current Report, but a copy of the Proposed Disclosure Statement can be obtained from the Bankruptcy Court.

         The Proposed Plan of Reorganization and the Proposed Disclosure Statement are subject to further revision and amendment.

         Certain statements made in the Proposed Plan of Reorganization may constitute "forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange act of 1934, as amended. Such statements include, without limitation, statements regarding future liquidity and cash needs, and are indicated by words or phrases such as "estimate," "continuing," and similar words or phrases. Important factors that could cause actual results to differ materially from Carmike's expectations include, without limitation, difficulties in Carmike's obtaining Bankruptcy Court approval of the Proposed Disclosure Statement and any other needed approvals and confirmation and consummation of the Proposed Plan of Reorganization, the ability of Carmike to consummate asset dispositions and/or to obtain financing as necessary in order to emerge from bankruptcy and the terms and conditions of any such dispositions and financing, and the possible need for debtor-in-possession financing if Carmike's emergence from bankruptcy is delayed, many of which are beyond the control of Carmike.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 99 -- Debtors' Amended and Restated Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CARMIKE CINEMAS, INC.



                                 By: /s/ F. Lee Champion, III
                                    -------------------------------------------
                                    F. Lee Champion, III
                                    Senior Vice President and General Counsel


DATED: November 19, 2001

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
99                Debtors' Amended and Restated Joint Plan of Reorganization
                  under Chapter 11 of the Bankruptcy Code